Calvert
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September 30, 2002
Annual Report
Calvert New Vision Small Cap Fund

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Table of Contents

President's Letter	1
Social Update	3
Portfolio Manager Remarks	4
Independent Auditors' Report	7
Statement of Net Assets	8
Statement of Operations	12
Statements of Changes in Net Assets	13
Notes to Financial Statements	15
Financial Highlights	20
Explanation of Financial Tables	24
Trustee and Officer Information Table	26

Dear Shareholders:
The last twelve months have been difficult ones for all investors, with most equity funds and benchmarks losing ground.  Corporate scandals, global economic uncertainty, and the threat of war, have all contributed to current market declines, and we at Calvert understand how concerned our shareholders are about their accounts.

As we have stressed in the past, we believe that it is important to take a long-term view in times like these.  The stock market moves in cycles, periodically experiencing sharp downturns, but over long periods, its general direction has been up.  Historically, there has been no better way to accumulate assets over the long-term than to invest in stocks, with the allocation to stocks based on your time frame and risk tolerance.

Frequently, volatile market periods remind us of the need to properly assess our risk tolerance.  While we previously might have felt comfortable with the range of ups and downs in the value of our account, this prolonged period of volatility may well suggest that for some of us, a re-evaluation of the risk profile of our investment is in order.  Your financial advisor can assist you in that effort.

Diversification has also proven to be helpful this year.  Recent market conditions, now more than ever, prove the value of spreading one's assets across stocks, bonds and cash.  Over the last year, the bond indices are up, versus double-digit declines in nearly all stock indexes.   Money market returns were modestly positive as well, and municipal bond funds continued to provide attractive after-tax yields.

We believe that recent revelations about corporate misdoings can only make more valuable our commitment to reinforcing corporate responsibility, both through our investment analysis and our shareholder advocacy program.  Calvert has been recognized as one of the world's leading providers of social responsibility research, selected by institutions including the World Bank to analyze the behavior of corporations worldwide.

Calvert has also been recognized for our investment expertise, our commitment to local communities and our social responsibility by the District of Columbia, which has selected Calvert to run its 529 College Savings program.   In addition, two of our funds are featured in the Pennsylvania Tuition Account Plan.  We are very excited about these new opportunities to help families save for their children's education.

We understand that as investors you may be frustrated by recent market developments, but we urge you to stay the course.  It is only through disciplined, long-term investment programs that most people can meet their goals.  We will continue to provide you with quality investments -- and a commitment toward a better world -- through the full line-up of Calvert mutual funds.

Sincerely,

Barbara J. Krumsiek
President and CEO
November 7, 2002

Social Update

Electronic Waste
Calvert has had great success with shareholder activism in the area of electronic waste in the 2001-2 proxy season. We filed resolutions and engaged in dialogue with six computer manufacturers, asking them to report on the feasibility of adopting an electronic waste policy for the disposal of millions of old computers. Each unit contains eight pounds of hazardous materials, posing serious environmental health risks in the US and abroad.

Of the six firms Calvert approached, Dell and Apple agreed to conduct the feasibility study and will produce a report for shareholders by the end of this year. Calvert will continue to dialogue with the other firms (IBM, Gateway, and Hewlett-Packard/Compaq) into the next proxy season.

Community Leadership Recognition
Calvert was named one of 22 companies that form the region's "Circle of Community Leaders" by Washington Business Journal. The designation is based on charitable and in-kind giving, and the high level of volunteerism among Calvert associates.

In Support of Disclosure
Calvert supports the SEC's proposal to require mutual fund companies and investment advisors to disclose their proxy voting practices. (In June 2000, Calvert was among the first mutual fund companies to publish its proxy voting record and guidelines on the Web.)  Calvert believes disclosure of proxy information is critical to investors and we will continue to support the proposal during the SEC's comment period.

Rebuilding: Corporate Ethics and Governance
In response to ongoing reports of irregular corporate accounting and business practices, Calvert is expanding its corporate governance analysis as part of our investment process. Learn more about these new guidelines in our special Web-based report, Rebuilding: Corporate Ethics and Investor Confidence, accessed from www.calvert.com. The Report also features market commentary and perspectives on corporate governance issues from senior Calvert investment staff.

Calvert New Vision Small Cap Fund Portfolio Statistics
September 30, 2002

Investment Performance

	6 Months	12 Months
	ended	ended
	9/30/02	9/30/02
Class A	(27.68%)	(9.65%)
Class B	(28.11%)	(10.59%)
Class C	(28.06%)	(10.49%)
Russell 2000 Index TR	(27.97%)	(9.30%)
Lipper Small-Cap Core Funds Avg.	(25.52%)	(6.62%)

Ten Largest Stock Holdings

% of Net Assets
Investment Technology Group, Inc.	4.1%
Barra, Inc.	3.7%
Apogent Technologies, Inc.	3.5%
North Fork Bancorp., Inc.	3.3%
Taro Pharmaceuticals Industries	3.3%
Corn Products Int'l, Inc.	3.2%
Source Corp.	3.1%
Plantronics, Inc.	3.0%
Viad Corp.	3.0%
Cognex Corp.	2.9%
Total	33.1%

Asset Allocation

Stocks	94%
Cash & Cash Equivalents	6%
100%

Investment performance does not reflect the deduction of any front-end or deferred sales charge.
TR represents total return.
Source: Lipper Analytical Services, Inc.

James Awad of AWAD asset management

How did the Fund perform?
During the twelve months ended September 30, 2002, the Calvert New Vision Small Cap Fund's Class A Shares returned -9.65% versus the --9.30% return of the Russell 2000 Index benchmark.

What was the Economic Climate?
The past twelve months have been marked by declining prices and shaken investor confidence attributable to such factors as reports of false accounting, corporate malfeasance, the ethics behind some Wall Street research, the looming conflict with Iraq, and a slower than hoped for rebound in corporate profits.  Our Fund, like many others, has been negatively impacted by these concerns, despite making reasonable returns from January through April of 2002.

What was your Strategy?
Our results were driven by stock selection rather than by asset allocation, though the stock selection process gradually moved us away from more defensive issues to those that will benefit from an eventual recovery in the economy.

The positions that had the most positive effect on the Fund were North Fork Bankcorp, Startek, Hall Kinion & Associates, Capital Crossing Bank, and Valassis Communications. Offsetting these gains were our holdings in Commscope, Axcelis Technologies, Source Corp., Handleman and Sola International.

What is your Outlook?
The next several months pose several challenges. The economy is improving, but the process has been and will likely remain frustratingly slow. Companies with flawed business models and accounting practices will come under increasing scrutiny from the capital markets. The unsettling situation with Iraq will likely be with us for some time and may forestall economic turnaround.

Once all of the negatives are priced into the markets and the long-term positives are no longer ignored, there will be some excellent opportunities for those who measure their investment results in years rather than months. Here's why:

1.	The U.S. has the strongest economy in the world.

2.	U.S. corporations are the low cost producers and technology leaders in all-important industries. Our companies are the most productive in the world and their lead is growing.

Portfolio Statistics
September 30, 2002

Average Annual Total Returns

Class A Shares
One year	(13.96%)
Five year	(1.55%)
Since inception	(0.63%)
(1/31/97)

Class B Shares
One year	(15.06%)
Since inception	(2.90%)
(4/1/98)
Class C Shares
One year	(11.38%)
Five year	(1.40%)
Since inception	(0.53%)
(1/31/97)

Class I Shares*

*Class I was liquidated on January 18, 2002. Shares are still available for public sale and operations will resume upon shareholder investment.

New subadvisor assumed management of the Fund effective October 1997.

Performance Comparison
Comparison of change in value of $10,000 investment. (Source: Lipper Analytical Services, Inc.)

[INSERT LINE GRAPH HERE]

Total returns assume reinvestment of dividends and reflect the deduction of the Fund's maximum front-end or deferred sales charge. No sales charge has been applied to the indices used for comparison. The value of an investment in Class A & C shares is plotted in the line graph. The value of an investment in another class of shares would be different. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Portfolio Statistics
September 30, 2002

Portfolio Characteristics

	New Vision	Russell
	Small Cap	2000
	Fund	Index
Number of Stocks	41	1979
Median Market
Capitalization ($bil)	0.62	0.54
(by portfolio weight)
Price/Earnings Ratio	26.65	47.20
Earnings Per Share Growth	12.62%	9.65%
Yield	0.89%	1.58%
(return on capital investment)

Source: Vestek

Volatility Measures*

	Versus
	Russell	Versus
	2000	S&P 500
	Index	Index
Beta1	0.86	0.93
R-Squared2	82.60%	50.90%

1	Measure of volatility compared to the index indicated (beta of 1). The higher the beta, the higher the risk and potential reward compared to the index.
2

Measures the degree to which changes in the value of the Fund are explained by changes in the value of the index. 0% indicates no relationship while 100% indicates all such variance in the Fund relates to variance in the index.

*Based on monthly returns for the Fund and the indexes for the three years ended September 30, 2002.

Source: Zephyr's Style Advisor

3. The vast majority of managements are honest, preside over clean accounting and have sound corporate governance.

During periods of frustration investors tend to throw out the baby with the bath water.  Those who buy the "babies" during this period will likely end up being rewarded over time. Characteristics we look for in identifying companies to buy are:
1. Sustainable earnings growth
2. Honest accounting
3. Strong balance sheets
4. Strong internal excess cash flow
5. Sensible valuation
6. High insider stock ownership

We believe the Fund is filled with companies that meet these characteristics.
November 7, 2002

Independent Auditors' Report

To the Board of Directors of The Calvert Fund, Inc. and Shareholders of Calvert New Vision Small Cap Fund:

We have audited the accompanying statements of net assets of Calvert New Vision Small Cap Fund (the "Fund), one of the portfolios constituting The Calvert Fund, as of September 30, 2002, and the related statements of operations, changes in net assets, and financial highlights for the year then ended.  These financial statements and financial highlights are the responsibility of the Funds' management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.  The financial statements and financial highlights for the periods presented through September 30, 2001, were audited by other auditors, whose report dated November 16, 2001 expressed an unqualified opinion thereon.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights.  Our procedures included confirmation of securities owned as of September 30, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Calvert New Vision Small Cap Fund as of September 30, 2002, the results of its operations, changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP
Philadelphia, Pennsylvania
November 15, 2002

Statement of Net Assets
September 30, 2002

Equity Securities - 94.0%	Shares	Value
Agricultural Products - 3.2%
Corn Products International, Inc.	149,000	$4,283,750
Banks - Regional - 5.3%
Capital Crossing Bank*	116,300	2,552,785
North Fork Bancorp., Inc.	119,000	4,502,960
		7,055,745
Communications Equipment - 5.0%
Commscope, Inc.*	386,500	2,620,470
Plantronics, Inc.*	251,500	4,099,450
		6,719,920
Computers - Software & Services - 6.4%
Barra, Inc.*	180,000	4,917,600
Jack Henry & Associates	295,500	3,673,065
		8,590,665
Consumer Finance - 3.5%
AmeriCredit Corp.*	140,000	1,129,800
MCG Capital Corp.	269,000	3,545,420
		4,675,220
Electrical Equipment - 5.2%
Belden, Inc.	264,800	3,553,616
Rayovac Corp.*	286,100	3,490,420
		7,044,036
Equipment - Semiconductors - 2.2%
Axcelis Technologies, Inc.*	618,000	3,015,840
Financial - Diversified - 1.4%
New Century Financial Corp.	79,000	1,848,600
Healthcare - Drug - Major Pharmaceutical - 3.3%
Taro Pharmaceuticals Industries*	130,000	4,387,500
Healthcare - Medical Product & Supplies - 5.4%
Apogent Technologies, Inc.*	250,000	4,665,000
Sola International, Inc.*	258,000	2,592,900
		7,257,900
Healthcare - Special Service - 1.8%
Hooper Holmes, Inc.	392,000	2,430,400
Insurance - Life & Health - 1.3%
Presidential Life Corp.	117,000	1,684,800

Investment Banking / Brokerage - 6.5%
Interactive Data Corp.*	258,500	$3,166,625
Investment Technology Group, Inc.*	188,750	5,522,825
		8,689,450

Investment Management - 1.6%
Investors Financial Services Corp.	81,800	2,214,326
Leisure Time - Products - 1.1%
Handleman Co.*	167,900	1,536,285
Machinery - Diversified - 1.9%
Kaydon Corp	128,000	2,565,120
Manufacturing - Diversified - 4.2%
Quixote Corp.	118,300	2,182,635
Spartech Corp.	162,400	3,436,384
		5,619,019
Manufacturing - Specialized - 2.9%
Cognex Corp.*	283,300	3,940,703
Office Equipment & Supplies - 2.2%
United Stationers, Inc.*	114,300	3,006,090
Photography / Imaging - 1.7%
Concord Camera Corp.*	499,500	2,327,670
Publishing - 2.4%
John Wiley & Sons, Inc., Class A	144,400	3,178,244
Railroads - 2.5%
Kansas City Southern Industries, Inc.*	275,000	3,410,000
Retail - Department Stores - 2.5%
Stage Stores, Inc.*	157,500	3,416,175
Services - Commercial & Consumer - 14.1%
Iron Mountain, Inc.*	96,000	2,399,040
NCO Group, Inc*	224,800	2,578,456
Source Corp.*	201,900	4,120,779
Startek, Inc.*	156,550	3,445,666
TeleTech Holdings, Inc. *	372,000	2,325,000
Viad Corp.	198,400	4,053,312
		18,922,253
Services - Data Processing - 1.8%
Ceridian Corp.*	170,000	2,422,500
Services - Employment - 2.5%
Hall, Kinion & Associates, Inc.*	152,500	915,000
Korn / Ferry International*	305,200	2,392,768
		3,307,768
Equity Securities - Cont'd	Shares	Value
Specialty Printing - 2.1%
Valassis Communications, Inc.*	79,000	$2,770,530
Total Equity Securities (Cost $150,061,467)		126,320,509

	Principal
Corporate Obligations - 0.0%	Amount

Angeion Corp., 7.50%, 4/15/03 # +	$1,000,000	12,452
Total Corporate Obligations (Cost $1,000,000)		12,452
High Social Impact Investments - 0.7%
Calvert Foundation Community Investment Note, 2.50%, 7/1/04 #	900,000	882,441
Dorchester Bay Economic Development Corp., 4.50%, 12/31/03 #	50,000	32,500
Total High Social Impact Investments (Cost $950,000)		914,941
Taxable Variable Rate Demand Notes - 2.7%
Alaska Housing Finance Corp., 2.03%, 12/1/32	3,600,000	3,600,000
Total Taxable Variable Rate Demand Notes (Cost $3,600,000)		3,600,000
U.S. Government Agencies
And Instrumentalities - 3.7%
Federal Home Loan Bank Discount Notes, 1.85%, 10/1/02	5,000,000	5,000,000
Total U.S. Government Agencies
and Instrumentalities (Cost $5,000,000)		5,000,000
TOTAL INVESTMENTS (Cost $160,611,467) - 101.1%		135,847,902
Other assets and liabilities, net - (1.1%)		(1,503,205)
Net Assets - 100%		$134,344,697

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value authorized:
Class A: 8,025,393 shares outstanding	$134,673,497
Class B: 917,853 shares outstanding	14,844,601
Class C: 1,019,761 shares outstanding	16,215,120
Class I: 0 shares outstanding	0
Undistributed net investment income	1,339,792
Accumulated net realized gain (loss) on investments	(7,964,748)
Net unrealized appreciation (depreciation) on investments	(24,763,565)
Net Assets	$134,344,697
Net Asset Value Per Share
Class A (based on net assets of $109,206,782)	$13.61
Class B (based on net assets of $11,877,653)	$12.94
Class C (based on net assets of $13,260,262)	$13.00

*	Non income producing.
#	This security was valued by the Board of Trustees, see Note A.
+

Security is in default. Accrued interest in the amount of $71,311 was written off. The issuer emerged from bankruptcy subsequent to the Fund's year end and the capital structure of the company was reorganized. Under the terms of the plan of reorganization approved by the court, holders of Angeion convertible notes will receive shares of common stock in the newly reorganized company.

See notes to financial statements.

Statement of Operations
Year ended September 30, 2002

Net Investment Income
Investment Income:
Dividend income	$3,631,700
Interest income	278,142
Total investment income	3,909,842
Expenses:
Investment advisory fee	1,038,906
Transfer agency fees and expenses	488,711
Distribution Plan expenses:
Class A	289,718
Class B	102,028
Class C	124,301
Trustees' fees and expenses	9,390
Administrative fees	311,188
Accounting fees	62,591
Custodian fees	29,463
Registration fees	38,474
Reports to shareholders	68,851
Professional fees	10,378
Miscellaneous	10,529
Total expenses	2,584,528
Reimbursement from Advisor:
Class I	(3,391)
Fees paid indirectly	(11,087)
Net expenses	2,570,050
Net Investment Income	1,339,792

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)	(4,206,845)
Change in unrealized appreciation or (depreciation)	(21,164,695)
Net Realized and Unrealized Gain
(Loss) on Investments	(25,371,540)
Increase (Decrease) in Net Assets
Resulting From Operations	($24,031,748)

See notes to financial statements.

Statements of Changes in Net Assets

	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets	2002	2001
Operations:
Net investment income (loss)	$1,339,792	($814,116)
Net realized gain (loss)	(4,206,845)	140,448
Change in unrealized appreciation or (depreciation)	(21,164,695)	(9,894,708)
Increase (Decrease) in Net Assets
Resulting From Operations	(24,031,748)	(10,568,376)
Distributions to shareholders from:
Net realized gain:
Class A Shares	(2,158,089)	(6,360,818)
Class B Shares	(175,100)	(398,688)
Class C Shares	(226,389)	(706,199)
Class I Shares	--	(3,479)
Total distributions	(2,559,578)	(7,469,184)
Capital share transactions:
Shares sold:
Class A Shares	92,837,638	31,173,276
Class B Shares	8,998,794	3,157,456
Class C Shares	9,257,440	2,772,246
Class I Shares	--	1,000
Reinvestment of distributions:
Class A Shares	2,037,707	6,202,082
Class B Shares	152,389	353,900
Class C Shares	204,723	616,972
Class I Shares	20	--
Shares redeemed:
Class A Shares	(49,285,140)	(16,802,504)
Class B Shares	(1,216,685)	(404,290)
Class C Shares	(1,994,658)	(2,013,909)
Class I Shares	(969)	(43,133)
Total capital share transactions	60,991,259	25,013,096
Total Increase (Decrease) in Net Assets	34,399,933	6,975,536
Net Assets
Beginning of year	99,944,764	92,969,228
End of year (including undistributed net investment income of $1,339,792 and $0, respectively)	$134,344,697	$99,944,764

See notes to financial statements.

	Year Ended	Year Ended
	September 30,	September 30,
Capital Share Activity	2002	2001
Shares sold:
Class A Shares	5,338,139	1,798,180
Class B Shares	547,108	189,185
Class C Shares	561,154	166,015
Class I Shares	--	54
Reinvestment of distributions:
Class A Shares	118,124	392,519
Class B Shares	9,213	23,056
Class C Shares	12,333	40,110
Class I Shares	1	--
Shares redeemed:
Class A Shares	(2,953,115)	(989,060)
Class B Shares	(75,949)	(24,399)
Class C Shares	(125,365)	(123,610)
Class I Shares	(55)	(2,448)
Total capital share activity	3,431,588	1,469,602

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: The Calvert New Vision Small Cap Fund (the "Fund"), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The operation of each series is accounted for separately. The Fund offers four classes of shares of beneficial interest. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge at the time of redemption, depending on how long investors have owned the shares. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class B and Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. Class I shares have no front-end or deferred sales charge. Class I was liquidated on January 18, 2002. Shares are still available for public sale and operations will resume upon shareholder investment. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. Securities listed or traded on a national securities exchange are valued at the last reported sale price. Unlisted securities and listed securities for which the last sale price is unavailable are valued at the most recent bid price or based on a yield equivalent obtained from the securities' market maker. The Fund may invest in securities whose resale is subject to restrictions. Investments for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Trustees.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At September 30, 2002, $927,393, or 0.7% of net assets, were valued in good faith by the Board of Trustees.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Options: The Fund may write or purchase option securities. The option premium is the basis for recognition of unrealized or realized gain or loss on the option. The cost of securities acquired or the proceeds from securities sold through the exercise of the option is adjusted by the amount of the premium. Risks from writing or purchasing option securities arise from possible illiquidity of the options market and the movement in the value of the investment or in interest rates. The risk associated with purchasing options is limited to the premium originally paid.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized, over the lives of the respective securities. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Audit Guide Implementation:  In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Fund has implemented the provisions of the Guide, as required on October 1, 2001. The implementation did not have a material impact on the Fund's financial statements.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Ameritas Acacia Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Trustees of the Fund. For its services, the Advisor receives a monthly fee based on an annual rate of .75% based on the Fund's average daily net assets. Under the terms of the agreement, $144,703 was payable at year end.

The Advisor contractually reimbursed the Fund's Class I shares for expenses of $3,391 for the year ended September 30, 2002. The contractual expense cap is .70% for Class I.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .25% for Class A, Class B, and Class C shares and .10% for Class I shares based on their average daily net assets. Under the terms of the agreement, $26,267 was payable at year end.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A, Class B and Class C shares, allow the Fund to pay the Distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed .25%, 1.00% and 1.00% annually of average daily net assets of each Class A, Class B and Class C, respectively. Class I does not have Distribution Plan expenses. Under the terms of the agreement, $45,083 was payable at year end.

The Distributor received $99,550 as its portion of the commissions charged on sales of the Fund's Class A shares for the year ended September 30, 2002.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received fees of $103,493 for the year ended September 30, 2002. Under the terms of the agreement, $9,483 was payable at year end. National Financial Data Services, Inc., is the transfer and dividend disbursing agent.

The Fund may invest in Community Investment Notes issued by the Calvert Social Investment Foundation (the "CSI Foundation"). The CSI Foundation is a 501(c)(3) non-profit organization that receives in-kind support from the Calvert Group, Ltd. and its subsidiaries. The Fund has received from the Securities and Exchange Commission an exemptive order permitting the Fund to make investments in these notes under certain conditions.

Effective September 2002, each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $25,000 plus $1,500 for each Board and Committee meeting attended. Trustees fees are allocated to each of the funds in the series served.

Note C -- Investment Activity

During the year, purchases and sales of investments, other than short-term securities, were $107,973,816 and $50,329,036, respectively.

The cost of investments owned at September 30, 2002 for federal income tax purposes was $161,598,720. Net unrealized depreciation aggregated $25,750,818, of which $12,626,118 related to appreciated securities and $38,376,936 related to depreciated securities.

The tax character of dividends and distributions paid during the years ended September 30, 2002, and September 30, 2001 were as follows:

Distributions paid from:	2002	2001
Ordinary income	$1,346,747	$6,170,797
Long-term capital gain	1,212,831	1,298,387
Total	$2,559,578	$7,469,184

As of September 30, 2002, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Undistributed income	$1,396,843
Capital loss carryforward	--
Unrealized appreciation (depreciation)	(25,750,818)
($24,353,975)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to wash sales.

The Fund designates $1,212,831 as 20%-rate capital gain dividends paid during fiscal year ended September 30, 2002. The Fund intends to elect to defer $7,034,546 of post-October losses to fiscal year ending September 30, 2003. Such losses will expire in 2011.

The Fund may sell or purchase securities to and from other Funds managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended September 30, 2002, purchases and sales transactions were $29,420,000 and  $25,820,000, respectively.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at September 30, 2002. For the year ended September 30, 2002, borrowings by the Fund under the Agreement were as follows:

	Weighted		Month of
Average	Average	Maximum	Maximum
Daily	Interest	Amount	Amount
Balance	Rate	Borrowed	Borrowed
$14,489	2.37%	$1,242,837	January 2002

Change in Independent Auditor (Unaudited)
In May 2002, Arthur Andersen LLP (Arthur Andersen) was dismissed as independent auditor for the Calvert Group Funds. KPMG LLP (KPMG) was selected as the Fund's independent auditor. The Fund's selection of  KPMG as its independent auditor was recommended by the Fund's audit committee and was approved by the Fund's Board of Trustees.

The reports on the financial statements audited by Arthur Andersen for the years ended September 30, 2001 and 2000 for the Funds did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements between the Funds and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Arthur Andersen would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements of such years.

Financial Highlights

	Years Ended
	September 30,	September 30,
Class A Shares	2002	2001
Net asset value, beginning	$15.39	$18.43
Income from investment operations
Net investment income (loss)	.19	(.11)
Net realized and unrealized gain (loss)	(1.60)	(1.51)
Total from investment operations	(1.41)	(1.62)
Distributions from
Net realized gain	(.37)	(1.42)
Total distributions	(.37)	(1.42)
Total increase (decrease) in net asset value	(1.78)	(3.04)
Net asset value, ending	$13.61	$15.39
Total return*	(9.65%)	(8.99%)
Ratios to average net assets:
Net investment income (loss)	1.11%	(.66%)
Total expenses	1.70%	1.76%
Expenses before offsets	1.70%	1.72%
Net expenses	1.70%	1.63%
Portfolio turnover	41%	66%
Net assets, ending (in thousands)	$109,207	$84,979

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2000	1999	1998
Net asset value, beginning	$13.49	$12.04	$15.65
Income from investment operations
Net investment income (loss)	(.13)	(.05)	(.02)
Net realized and unrealized gain (loss)	5.07	1.50	(3.55)
Total from investment operations	4.94	1.45	(3.57)
Distributions from
Net realized gain	--	--	(.04)
Total distributions	--	--	(.04)
Total increase (decrease) in net asset value	4.94	1.45	(3.61)
Net asset value, ending	$18.43	$13.49	$12.04
Total return*	36.62%	12.04%	(22.86%)
Ratios to average net assets:
Net investment income (loss)	(.82%)	(.39%)	(.17%)
Total expenses	1.79%	1.96%	1.88%
Expenses before offsets	1.76%	1.93%	1.82%
Net expenses	1.50%	1.66%	1.71%
Portfolio turnover	113%	68%	68%
Net assets, ending (in thousands)	$79,641	$52,961	$61,765

Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2002	2001	2000
Net asset value, beginning	$14.80	$17.96	$13.29
Income from investment operations
Net investment income (loss)	.03	(.27)	(.30)
Net realized and unrealized gain (loss)	(1.52)	(1.47)	4.97
Total from investment operations	(1.49)	(1.74)	4.67
Distributions from
Net realized gain	(.37)	(1.42)	--
Total distributions	(.37)	(1.42)	--
Total increase (decrease) in net asset value	(1.86)	(3.16)	4.67
Net asset value, ending	$12.94	$14.80	$17.96
Total return*	(10.59%)	(9.96%)	35.14%
Ratios to average net assets:
Net investment income (loss)	.18%	(1.74%)	(1.86%)
Total expenses	2.76%	2.87%	2.97%
Expenses before offsets	2.76%	2.82%	2.94%
Net expenses	2.76%	2.71%	2.52%
Portfolio turnover	41%	66%	113%
Net assets, ending (in thousands)	$11,878	$6,477	$4,484

	Periods Ended
	September 30,	September 30,
Class B Shares	1999	1998#
Net asset value, beginning	$12.01	$16.18
Income from investment operations
Net investment income (loss)	(.15)	(.05)
Net realized and unrealized gain (loss)	1.43	(4.12)
Total from investment operations	1.28	(4.17)
Total increase (decrease) in net asset value	1.28	(4.17)
Net asset value, ending	$13.29	$12.01
Total return*	10.66%	(25.77%)
Ratios to average net assets:
Net investment income (loss)	(1.68%)	(1.39%) (a)
Total expenses	3.87%	7.68% (a)
Expenses before offsets	3.33%	3.40% (a)
Net expenses	2.93%	2.99% (a)
Portfolio turnover	68%	68%
Net assets, ending (in thousands)	$1,504	$523

Financial Highlights

	Years Ended
	September 30,	September 30,
Class C Shares	2002	2001
Net asset value, beginning	$14.85	$17.99
Income from investment operations
Net investment income (loss)	.04	(.24)
Net realized and unrealized gain (loss)	(1.52)	(1.48)
Total from investment operations	(1.48)	(1.72)
Distributions from
Net realized gain	(.37)	(1.42)
Total distributions	(.37)	(1.42)
Total increase (decrease) in net asset value	(1.85)	(3.14)
Net asset value, ending	$13.00	$14.85
Total return*	(10.49%)	(9.83%)
Ratios to average net assets:
Net investment income (loss)	0.27%	(1.56%)
Total expenses	2.60%	2.69%
Expenses before offsets	2.60%	2.65%
Net expenses	2.59%	2.54%
Portfolio turnover	41%	66%
Net assets, ending (in thousands)	$13,260	$8,489

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2000	1999	1998
Net asset value, beginning	$13.27	$11.95	$15.62
Income from investment operations
Net investment income (loss)	(.26)	(.22)	(.15)
Net realized and unrealized gain (loss)	4.98	1.54	(3.48)
Total from investment operations	4.72	1.32	(3.63)
Distributions from
Net realized gain	--	--	(.04)
Total distributions	--	--	(.04)
Total increase (decrease) in net asset value	4.72	1.32	(3.67)
Net asset value, ending	$17.99	$13.27	$11.95
Total return*	35.57%	11.05%	(23.31%)
Ratios to average net assets:
Net investment income (loss)	(1.66%)	(1.27%)	(1.15%)
Total expenses	2.68%	2.87%	2.94%
Expenses before offsets	2.65%	2.84%	2.78%
Net expenses	2.33%	2.53%	2.64%
Portfolio turnover	113%	68%	68%
Net assets, ending (in thousands)	$8,799	$6,215	$7,097

Financial Highlights

	Periods Ended
	January 18,	September 30,
Class I Shares	2002+	2001
Net asset value, beginning	$15.76	$18.77
Income from investment operations
Net investment income (loss)	(.02)	.04
Net realized and unrealized gain (loss)	2.16	(1.63)
Total from investment operations	2.14	(1.59)
Distributions from
Net realized gain	(.37)	(1.42)
Total distributions	(.37)	(1.42)
Total increase (decrease) in net asset value	1.77	(3.01)
Net asset value, ending	$17.53	$15.76
Total return*	13.58%	(8.65%)
Ratios to average net assets:
Net investment income (loss)	(.35%) (a)	.25%
Total expenses	1,179.31% (a)	64.09%
Expenses before offsets	.70% (a)	3.71%
Net expenses	.70% (a)	.82%
Portfolio turnover	11%	66%
Net assets, ending (in thousands)	$0	$1

	Periods Ended
	September 30,	September 30,
Class I Shares	2000	1999##
Net asset value, beginning	$13.57	$12.20
Income from investment operations
Net investment income (loss)	(.03)	.03
Net realized and unrealized gain (loss)	5.23	1.34
Total from investment operations	5.20	1.37
Distributions from
Net realized gain	--	--
Total distributions	--	--
Total increase (decrease) in net asset value	5.20	1.37
Net asset value, ending	$18.77	$13.57
Total return*	38.32%	11.23%
Ratios to average net assets:
Net investment income (loss)	(.14%)	.36% (a)
Total expenses	1.64%	1.87% (a)
Expenses before offsets	.98%	.93% (a)
Net expenses	.82%	.82% (a)
Portfolio turnover	113%	68%
Net assets, ending (in thousands)	$46	$1,314

(a)	Annualized
*	Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.
q	From January 31, 1997 inception.
#	From April 1, 1998 inception.
##	From March 1, 1999 inception.
+	Class I was liquidated on January 18, 2002. Shares are still available for public sale and operations will resume upon shareholder investment.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments
The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period.  Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities
The Statement of Assets and Liabilities is often referred to as the fund's balance sheet.  It lists the value of what the fund owns, is due and owes on the last day of the reporting period.  The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received.  The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid.  The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period.  The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding.  This statement is accompanied by a Schedule of Investments.  Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets
The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period.  The Statement of Net Assets includes a Schedule of Investments.  Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets.  Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets.  Paid in Capital is the money invested by shareholders and represents the bulk of net assets.  Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date.  Accumulated Realized Losses will appear as negative balances.  Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations
The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund.  Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund.  Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports.  Expense offsets (fees paid indirectly) are also shown.  Credits earned from offset arrangements are used to reduce the fund's expenses.  This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets
The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods.  Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations.  The Distribution section shows the dividend and capital gain distributions made to shareholders.  The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes.  The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed.  The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights
The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods.  The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period.  Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value.  Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment.  Total distributions include distributions from net investment income and net realized gains.  Long-term gains are earned on securities held in the fund more than one year.  Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes.  The expense ratio is a fund's cost of doing business, disclosed in the prospectus, expressed as a percentage of net assets.  These expenses directly reduce returns to shareholders.  Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund.  Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Trustee and officer Information Table

Name & Date of Birth

Position with Fund

Position Start Date

Principal Occupation During Last 5 Years

# of Calvert Portfolios Overseen

Other Directorships

RICHARD L. BAIRD, JR. DOB: 05/09/48	Trustee	1976	Executive Vice President for the Family Health Council, Inc. in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services.	19	-Chairperson, United Methodist Services for the Aging.

FRANK H. BLATZ, JR., Esq. DOB: 10/29/35	Trustee	1982	Attorney in private practice in Fanwood, NJ. From 1996 to 1999 he was a partner in the law firm of Snevily, Ely, Williams, Gurrieri & Blatz and prior to that a partner with Abrams, Blatz, Gran, Hendricks & Reina, P.A.	30

DOUGLAS E. FELDMAN, M.D. DOB: 05/23/48	Trustee	1982	Managing partner of Feldman Otolaryngology, Head and Neck Surgery in Washington, D.C. A graduate of Harvard Medical School, he is Associate Professor of Otolaryngology, Head and Neck Surgery at Georgetown University and George Washington University Medical School, and past Chairman of the Department of Otolaryngology, Head and Neck Surgery at the Washington Hospital Center. He is included in The Best Doctors in America.	12

PETER W. GAVIAN, CFA, ASA DOB: 12/08/32	Trustee	1980	Since 1976, President of Corporate Finance of Washington, Inc., an investment banking firm. He is a Chartered Financial Analyst and an Accredited senior appraiser (business evaluation).	12	-Annapolis Life Care, Inc.

JOHN GUFFEY, JR. DOB: 05/15/48	Trustee	1976	Treasurer and Director of Silby, Guffey and Co., Inc. a venture capital firm.	21	-Ariel Funds -Calvert Foundation -Calvert Ventures, LLC

BARBARA J. KRUMSIEK DOB: 08/09/52	Trustee & President	1997	President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	40	-Calvert Foundation

M. CHARITO KRUVANT DOB: 12/08/45	Trustee	1996	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	30	-Acacia Federal Savings Bank

ARTHUR J. PUGH DOB: 09/24/37	Trustee	1982	Retired executive.	30	-Acacia Federal Savings Bank

DAVID R. ROCHAT DOB: 10/07/37	Trustee & Senior Vice-President	1976	Executive Vice President of Calvert Asset Management Company, Inc. and Director and President of Chelsea Securities, Inc.	12	-Government Scientific Source, Inc.

D. WAYNE SILBY, Esq. DOB: 07/20/48	Trustee	1976	Mr. Silby is Executive Vice-Chairman of GroupServe, Inc., a software company focused on collaborative tools. He is an officer and director of Silby, Guffey and Co., Inc.	22	-Ameritas Acacia Mutual Life Insurance Company -Calvert Foundation

SUSAN WALKER BENDER, Esq. DOB: 01/29/59	Officer	1988	Assistant Vice-President and Associate General Counsel of Calvert Group, Ltd.

IVY WAFFORD DUKE, Esq. DOB: 09/07/68	Officer	1996	Assistant Vice-President and Associate General Counsel of Calvert Group, Ltd.

DANIEL K. HAYES DOB: 09/09/50	Officer	1996	Vice President of Calvert Asset Management Company, Inc.

HUI PING HO, CPA DOB: 01/06/65	Officer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.

RENO J. MARTINI DOB: 01/13/50	Officer	1990	Senior Vice President of Calvert Group, Ltd., and Senior Vice President and Chief Investment Officer of Calvert Asset Management Company, Inc.

WILLIAM M. TARTIKOFF, Esq. DOB: 08/12/47	Officer	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.

RONALD M. WOLFSHEIMER, CPA DOB: 07/24/52	Officer	1979	Senior Vice President and Chief Financial Officer of Calvert Group, Ltd. and Fund Treasurer.

MICHAEL V. YUHAS JR., CPA DOB: 08/04/61	Officer	1999	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby's address is 1715 18th Street, N.W., Washington, DC  20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's advisor and its affiliates.  Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund's advisor.  Mr. Rochat is an interested person of the Fund since he is an officer and director of the Fund's advisor.

Additional information about the Fund's Trustees can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

Calvert New Vision Small Cap Fund

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Registered, Certified
or Overnight Mail
Calvert Group
c/o NFDS
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Web Site
http://www.calvert.com

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

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